PNC ABSOLUTE RETURN FUND LLC

Supplement dated August 24, 2009

to the Prospectus dated August 3, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Investment Manager

PNC Capital Advisors, Inc. (“PNC Capital”), the investment manager to the PNC Absolute Return Fund LLC (the “Fund”) and the PNC Absolute Return Master Fund LLC (the “Master Fund”), has announced that it intends to merge with its affiliate, Allegiant Asset Management Company (“Allegiant”) on or about September 30, 2009 into a newly formed Delaware limited liability company named PNC Capital Advisors, LLC (the “Combined Entity”). In anticipation of this business combination, at its meeting on August 12, 2009, the Board of Directors of the Fund approved interim and new investment management agreements between the Fund, the Master Fund and the Combined Entity. The Fund invests substantially all of its investable assets in the Master Fund, as it has the same investment objective as the Fund.

The interim investment management agreements will become effective upon the closing date of the merger of PNC Capital and Allegiant and will be effective for 150 days or until the members of the Fund approve the new investment management agreements, whichever is earlier.

Investment Adviser

Ramius Fund of Funds Group LLC (the “Adviser”) is the investment adviser to the Master Fund and is responsible for the day to day investment management of the Master Fund’s portfolio investments. The parent company of the Adviser, Ramius LLC, announced that it has signed a transaction agreement with Cowen Group, Inc. to create a new diversified financial services company to be called Cowen Group, Inc. As part of the transaction, the new company will purchase the fifty percent interest in the Adviser that is not currently owned by Ramius LLC. The transaction is expected to close in the fourth quarter of 2009.

In anticipation of the transaction, at its meeting on August 12, 2009, the Board of Directors of the Master Fund approved an interim and new investment advisory agreement between the Master Fund, PNC Capital and the Adviser. The interim investment advisory agreement will become effective upon the closing date of the transaction and will be effective for 150 days or until the members of the Fund approve the new investment advisory agreement, whichever is earlier.

Member Approval of the New Agreements

Members of the Fund will be asked to approve the new investment management agreements with the Combined Entity and new investment advisory agreement with the Adviser. As indicated above, the Fund operates as a feeder fund in a master-feeder fund arrangement with the Master Fund. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Master Fund will pass down to the Fund’s own members. The other feeder fund of the Master Fund will also vote in accordance with instructions received from its members and/or other applicable requirements with respect to the approval of the proposal related to the Master Fund.

The Fund expects to convene a special meeting of the Fund’s members on, or about, January 22, 2010 to seek approval of the new investment management agreements with the Combined Entity and new investment advisory agreement with the Adviser. The Fund’s members will be sent more information about the proposed merger in proxy solicitation materials expected to be mailed in November 2009.